UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2025

ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55079	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10800 Galaxie Avenue
 Ferndale, Michigan, United States 48220
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (877) 787-6268

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms the "Company," "our," or "we" refer to Artificial Intelligence Technology Solutions Inc. and its subsidiaries.

Item 2.02 Results of Operations and Financial Condition

On October 6, 2025, we released a press release titled "AITX Confirms FY2026 Q2 Profitability". This press release, referred to as Exhibit 99.1, was previously filed in our original Form 8-K.

The original press release contained "Scribner's Errors," which have since been corrected. Specifically:

• The subtitle "With Audited 10-Q Filing Expected by October 15, 2025" incorrectly used the word "Audited". The corrected version in Exhibit 99.2 removes the word "Audited".

• The first paragraph incorrectly referenced "audited Form 10-Q on or before October 26, 2025". The corrected version in Exhibit 99.2 now refers to a "reviewed Form 10-Q" instead.

Item 8.01 Other Events

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference herein.

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.2) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.2) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. EXHIBITS

Exhibit No.	Description

99.1	October 6, 2025 Press Release (Previously Filed on Form 8-K dated October 6, 2025
99.2	Amended October 6, Press Release (Filed herein)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2025	ARTIFICIAL INTELLIGENCE TECHNOLOGY SOLUTIONS INC.
/s/ Steven Reinharz
	Name:	Steven Reinharz
	Title:	Chief Executive Officer